NAME OF SUBSCRIBER: The Elite Funding Group, Inc.

To: URBAN COOL NETWORK, INC.

                            URBAN COOL NETWORK, INC.
              SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

                                    SECTION 1

            1.1 Subscription. The undersigned hereby irrevocably subscribes for and agrees to lend Urban Cool Network, Inc., a Delaware corporation (the "Company"), up to $1,000,000 pursuant to the Loan Agreement, as hereinafter defined, a promissory note executed in connection therewith and shall be issued one or more common stock purchase warrants (collectively, the "Warrant") exercisable for an aggregate of 750,000 shares of Common Stock at an exercise price of $2.00 per share or as adjusted in the Warrant (collectively, the "Units").

                                    SECTION 2

            2.1 Closing

            The closing (the "Closing") of the purchase and sale of Units, following the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Subscription Agreement, shall take place at the offices of Silverman, Collura & Chernis, P.C., at 381 Park Avenue South, New York, New York, 10016 or such other place as is mutually agreed to by the Company and the undersigned.

                                   SECTION 3.

            3.1 Investor Representations and Warranties.

            The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

            (a) The undersigned is acquiring the Units for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Units or any of the components of the Units. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Units for which the undersigned is subscribing or any of the components of the Units.

            (b) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement have been duly authorized and this Agreement constitutes a valid and legally binding obligation of the undersigned.

            (c) The undersigned acknowledges its understanding that the offering and sale of the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") by virtue of Section 4(2) of the Securities Act and/or the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the undersigned represents and warrants to and agrees with the Company and its affiliates as follows:

                  (i) The undersigned  realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention;

                  (ii) The  undersigned  has the  financial  ability to bear the economic risk of its investment, has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company; and

                  (iii) The  undersigned  has such  knowledge and  experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units. The undersigned also represents it has not been organized for the purpose of acquiring the Units.

            (d) The information in the Accredited Investor Questionnaire (the "Accredited Investor Questionnaire") is accurate and true in all respects and the undersigned is an "accredited investor," as that term is defined in Rule 501 of Regulation D.

            (e) The undersigned:

                  (i) Has been provided an opportunity  for a reasonable  period of time prior to the date hereof to obtain additional information concerning the Company to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

                  (ii) Has been given the opportunity for a reasonable period of time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the offering of the Units and other matters pertaining to this investment;


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

                  (iii) Has not been furnished with any oral  representation  or oral information in connection with the Company other than as set forth in the Loan Agreement between the Company and the undersigned and the documents executed in connection therewith; and

                  (iv) Has determined  that the Units are a suitable  investment for the undersigned and that at this time the undersigned could bear a complete loss of such investment.

            (f) The undersigned is not relying on the Company, or its affiliates with respect to economic considerations involved in this investment. The undersigned is capable of evaluating the merits and risks of an investment in the Units.

            (g) The undersigned represents, warrants and agrees that it will not sell or otherwise transfer the Units or the components of the Units without registration under the Securities Act or an exemption therefrom and fully understands and agrees that it must bear the economic risk of its purchase because, among other reasons, the Units, the Warrants and the shares of Common Stock underlying the Warrants have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. In particular, the undersigned is aware that the Units and the components of the Units are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein and in the certificates for the Warrants and the shares of Common Stock underlying the Warrants, the Company is under no obligation to register the Units or any of the components of the Units on its behalf or to assist it in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned further understands that sales or transfers of the Units and the components of the Units are further restricted by state securities laws and the provisions of this Agreement.

            (h) No representations or warranties have been made to the undersigned by the Company other than those contained in the Loan Agreement by and between the Company and the undersigned, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein and in the documents executed by the Company in connection with this Agreement.

            (i) Any information which the undersigned has heretofore furnished to the Company with respect to its financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information it will immediately furnish such revised or corrected information to the Company.

            (j) The undersigned understands and agrees that the certificates for the Common Stock and Warrants shall bear the following legend until (i) such securities shall have been registered


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

under the Securities Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "Blue Sky" or state securities laws:

            "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE
            CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW."

            (k) The undersigned understands that an investment in the Units is a speculative investment which involves a high degree of risk and the potential loss of its entire investment.

            (l) The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Units will not cause such overall commitment to become excessive.

            (m) The undersigned represents that neither the undersigned nor any affiliate of the undersigned within the last 12 months has purchased any securities pursuant to Section 4(2) under the Act or Regulation D promulgated thereunder of any company which consummated an initial public offering of its securities during such period.

            (n) The undersigned agrees not to sell the Units or the securities contained therein to a member of the NASD prior to the consummation of an initial public offering of the Company's securities.

            (o) The foregoing representations, warranties and agreements shall survive the Closing.

                                   SECTION 4.

            4.1 Piggyback Registration.

            If at any time commencing on the date hereof and expiring five (5) years thereafter, the Company proposes to register any of its securities under the Securities Act (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Form S-8 or successor forms) it will give written notice by regular mail and by registered or certified mail, at least thirty (30) days prior to the filing of each such registration statement, to the holder (the "Holder") of the Warrant and shares of Common Stock underlying the Warrant underlying the Units of its intention to do so. Upon the written request of the Holder as represented by Mark Herskowitz or Robert Herskowitz given within ten (10) days after receipt of any such notice of its desire to include any Common Stock in such proposed registration statement, the Company shall afford the Holder the opportunity to have any such Common Stock registered under such registration statement.

            Notwithstanding the provisions of this Section 4.1, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 4.1 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

            4.2 Demand and Mandatory Registration.

            (a) The Company agrees to register the shares of Common Stock underlying the Warrant in connection with the registration statement which the Company files in connection with the Company's initial public offering.

            (b) At any time during the five-year period commencing 12 months after the issuance of the Units, if the Company is subject to the reporting requirements of Section 13 or Section 15(g) under the Exchange Act of 1934, as amended (the "Exchange Act"), the Holder as represented by Mark Herskowitz or Robert Herskowitz shall have the right (which right is in addition to the registration rights under Section 4.1 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Securities and
Exchange Commission (the "Commission"), on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Underwriter, if any, and the Holder, in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of its Common Stock for twenty-four (24) consecutive months by the Holder.

            4.3 Covenants of the Company With Respect to Registration.

            In connection with any registration under Sections 4.1 or 4.2 hereof, the Company covenants and agrees as follows:

            (a) The Company shall use its best efforts to cause any registration statement to be declared effective at the earliest possible time, and shall furnish the Holder such number of prospectuses as shall reasonably be requested.

            (b) The Company shall pay all costs (excluding transfer taxes, if any, fees and expenses of Holder's counsel, if any, and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 4.1 or 4.2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses.

            (c) The Company will take all necessary action which may be required in qualifying or registering the Common Stock included in the registration statement for offering and sale under the securities or blue sky laws of such states as are requested by the Holder, provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

            (d) The Company shall indemnify the Holder and each person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained (x) in such registration statement (as from time to time amended and supplemented), (y) in any post-effective amendment or amendments or (z) in any application or other document or written communication (in this Section 4 collectively called an "application") executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock under the securities laws thereof or filed with the Securities and Exchange Commission, any state securities commission or agency, the NASD, NASDAQ or any securities exchange or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the undersigned expressly for use in such registration statement, any amendment or supplement thereto or any application, as the case may be. If any action is brought against the undersigned or any controlling person of the undersigned in respect of which indemnity may be sought against the Company pursuant to this Section 4, the undersigned or such controlling person shall within thirty (30) days after the receipt thereby of a summons or complaint notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and payment of reasonable fees and expenses of counsel (reasonably


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

satisfactory to the undersigned or such controlling person) but the failure to give such notice shall not affect such indemnified person's right to indemnification hereunder except to the extent that the Company's defense of such action was materially adversely affected thereby. The undersigned or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the undersigned or such controlling person unless (i) the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, (ii) the Company shall not have employed counsel to have charge of the defense of such action or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of not more than one additional firm of attorneys for the undersigned and/or such controlling person shall be borne by the Company. Except as expressly provided above, in the event that the Company shall not previously have assumed the defense of any such action or claim, the Company shall not thereafter be liable to the undersigned or such controlling person in investigating, preparing or defending any such action or claim. The Company agrees promptly to notify the undersigned of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the offering and sale of the Common Stock or in connection with such registration statement.

            (e) The Holder of the Common Stock to be sold pursuant to a registration statement, and its successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from written information furnished by or on behalf of the Holder, or their successors or assigns, for specific inclusion in such registration statement.

            (f) The Company shall furnish to the Holder and to each underwriter, if any, a signed counterpart, addressed to the Holder or underwriter, if any, of
(i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public auditors who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

                                   SECTION 5.

            5.1 Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

            5.2 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

            5.3 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, by regular mail and registered or certified mail, return receipt requested, addressed to such address as may be given herein, or
(b) delivered personally at such address.

            5.4 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

            5.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and its heirs, executors, administrators and successors.

            5.6 Entire Agreement. This Agreement, the Loan Agreement and the Loan Documents, as defined therein, and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

            5.7 Assignability. This Agreement is assignable by the undersigned only in accordance with Section 3.1(g).

            5.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

            IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ___ day of , 1999. ---------------

                                           THE ELITE FUNDING GROUP, INC.

                                           By: /s/ Robert Herskowitz
                                               ---------------------------------
                                               Name: Robert Herskowitz
                                               Title:

                                           URBAN COOL NETWORK, INC.

                                           By: /s/ Jacob R. Miles, III
                                               ---------------------------------
                                               Name: Jacob R. Miles, III
                                               Title: Chief Executive Officer


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